Spend Life Wisely Funds Investment Trust

Wisdom Short Duration Income Fund

Institutional Class: WISSX

Supplement dated March 3, 2025 to the Prospectus Dated December 19, 2024

I.

Effective immediately, the “Principal Investment Strategies” section on page 2 of the Wisdom Short Duration Income Fund’s prospectus is deleted and  replaced in its entirety with the following:

The Short Duration Fund invests primarily in various types of fixed income securities of varying maturities and credit quality The Short Duration Fund seeks value across different sectors and geographies using a wide range of instruments to capitalize on investment opportunities to maximize current income and provide low volatility.

The types of fixed income instruments in which the Short Duration Fund will invest in bonds, debt securities, and other similar instruments issued by U.S. and foreign public- or private-sector entities. Such instruments include investment grade fixed income securities, below investment grade fixed income securities (commonly known as junk bonds or high-yield debt), commercial paper, agency mortgage-backed securities, and floating rate securities. In addition, the Short Duration Fund may invest up to 30% of its net assets in asset-backed securities that are rated investment grade or of similar quality as determined by the Short Duration Fund’s adviser. The Short Duration Fund intends to generally invest 15% or less of its net assets in below investment grade fixed income securities. Below investment grade fixed income securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization.

Under normal circumstances, the Short Duration Fund seeks to maintain a duration of one year or less, although under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the Short Duration Fund’s duration may be longer than one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Short Duration Fund may invest up to 50% of its total assets in securities denominated in foreign currencies, including emerging markets, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Short Duration Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging markets. The Short Duration Fund will normally limit its foreign currency exchange exposure to 10% of its total assets.

The Fund may employ derivatives to hedge the Fund’s interest rate risk and foreign currency risk. Interest rate risk will be hedged through the use of treasury and bond futures and foreign currency risk will be hedged with cross currency swaps, interest rate swaps and credit default swaps.

The Short Duration Fund expects to engage in active and frequent trading of its portfolio securities.

II.

Effective immediately, the “Principal Investment Strategies” section on pages 15-16 of the Wisdom Short Duration Income Fund’s prospectus is deleted and  replaced in its entirety with the following:

The Short Duration Fund seeks to preserve capital and provide liquidity while generating an optimal level of current income and providing low volatility. To achieve this, the Short Duration Fund invests primarily in various types of fixed income securities of varying maturities and credit quality, including short-duration bonds globally, while hedging against non-US interest rate and non-U.S. currency risk. The Short Duration Fund seeks to take advantage of market mispricing and dislocations caused by structural inefficiencies in the fixed income market including: (1) the bias of cash bond indices towards securities from North America and Asia; and (2) compositional bias in bond indices towards historical benchmark performance and structure. The Short Duration Fund uses robust fundamental and relative value analysis to select the credit that best aligns with the Short Duration Fund’s capital preservation bias and maintains an adaptive view on duration while identifying high-quality credit opportunities within blue chip companies, globally systematic banks, and other companies that are globally and systematically important to their respective country (i.e., companies that are only likely to fail if the country itself fails).

The Short Duration Fund is actively managed, and does not manage to or seek to replicate the performance an index. Typically, the Short Duration Fund will sell or dispose of investments when they meet their profit or price targets or in response to shifting market conditions. Free from benchmark constraints, the Short Duration Fund invests across global fixed income markets, actively managing to avoid areas of the market the Short Duration Fund believes have higher downside risk.

The types of fixed income instruments in which the Short Duration Fund will invest in bonds, debt securities, and other similar instruments issued by U.S. and foreign public- or private-sector entities. Such instruments include investment grade fixed income securities, below investment grade fixed income securities (commonly known as junk bonds or high-yield debt), commercial paper, agency mortgage-backed securities, and floating rate securities. In addition, the Short Duration Fund may invest up to 30% of its net assets in asset-backed securities that are rated investment grade or of similar quality as determined by the Short Duration Fund’s adviser. The Short Duration Fund intends to generally invest 15% or less of its net assets in below investment grade fixed income securities. Below investment grade fixed income securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization. The Short Duration Fund may also invest in cash or cash equivalents such as commercial paper, repurchase agreements and other short-duration fixed-income securities.

Under normal circumstances, the Short Duration Fund seeks to maintain a duration of one year or less, although under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the Short Duration Fund’s duration may be longer than one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1.0% if interest rates rose by one percentage point. The average duration of the Short Duration Fund’s investment portfolio may vary from time to time, and there is no assurance that the duration of the Short Duration Fund’s investment portfolio will not exceed one year.

The Short Duration Fund may invest up to 50% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Short Duration Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging markets. The Short Duration Fund will normally limit its foreign currency exchange exposure to 10% of its total assets. Under normal circumstances, the Short Duration Fund seeks to hedge against any investments in securities denominated in foreign currencies.

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This Supplement and the Prospectus dated December 16, 2024 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-458-4744.

Please retain this Supplement for future reference.